                                                                    EXHIBIT 99.1


                          SECURITIES PURCHASE AGREEMENT

                                 BY AND BETWEEN

                           CRESCENT INTERNATIONAL LTD.

                                       AND

                                 GLOBALNET, INC.

                            DATED AS OF APRIL 9, 2001

                                TABLE OF CONTENTS

                                                                                                                   Page
ARTICLE I             CERTAIN DEFINITIONS.......................................................................     1
         Section 1.1.      "Affiliate"..........................................................................     1
         Section 1.2.      "Bid Price"..........................................................................     2
         Section 1.3.      "Capital Shares".....................................................................     2
         Section 1.4.      "Closing"............................................................................     2
         Section 1.5.      "Closing Date".......................................................................     2
         Section 1.6.      "Closing Statement"..................................................................     2
         Section 1.7.      "Commitment Period"..................................................................     2
         Section 1.8.      "Commitment Shares"..................................................................     2
         Section 1.9.      "Common Stock".......................................................................     2
         Section 1.10.     "Condition Satisfaction Date"........................................................     2
         Section 1.11.     "Convertible Note"...................................................................     2
         Section 1.12.     "Daily Trading Value"................................................................     2
         Section 1.13.     "Damages"............................................................................     2
         Section 1.14.     "Effective Date".....................................................................     3
         Section 1.15.     "Exchange Act".......................................................................     3
         Section 1.16.     "First Sale".........................................................................     3
         Section 1.17.     "First Sale Shares"..................................................................     3
         Section 1.18.     "Incentive Warrant"..................................................................     3
         Section 1.19.     "Incentive Warrant Shares"...........................................................     3
         Section 1.20.     "Investment Amount"..................................................................     3
         Section 1.21.     "Legend".............................................................................     3
         Section 1.22.     "Material Adverse Effect"............................................................     3
         Section 1.23.     "Maximum Commitment Amount"..........................................................     3
         Section 1.24.     "Maximum Sale Amount"................................................................     3
         Section 1.25.     "Minimum Sale Amount"................................................................     4
         Section 1.26.     "Minimum Time Interval"..............................................................     4
         Section 1.27.     "NASD"...............................................................................     4
         Section 1.28.     "Note Conversion Shares".............................................................     4
         Section 1.29.     "Outstanding"........................................................................     4
         Section 1.30.     "Person".............................................................................     4
         Section 1.31.     "Principal Market"...................................................................     4
         Section 1.32.     "Protective Warrant".................................................................     4

         Section 1.33.     "Protective Warrant Shares"..........................................................     4
         Section 1.34.     "Purchase Price".....................................................................     4
         Section 1.35.     "Registrable Securities".............................................................     4
         Section 1.36.     "Registration Rights Agreement"......................................................     5
         Section 1.37.     "Registration Statement".............................................................     5
         Section 1.38.     "Regulation D".......................................................................     5
         Section 1.39.     "Representative".....................................................................     5
         Section 1.40.     "Sale"...............................................................................     5
         Section 1.41.     "Sale Date"..........................................................................     5
         Section 1.42.     "Sale Fees"..........................................................................     5
         Section 1.43.     "Sale Notice"........................................................................     5
         Section 1.44.     "Sale Notice Date"...................................................................     5
         Section 1.45.     "Sale Notice Period".................................................................     5
         Section 1.46.     "SEC"................................................................................     6
         Section 1.47.     "SEC Documents"......................................................................     6
         Section 1.48.     "Section 4(2)".......................................................................     6
         Section 1.49.     "Securities Act".....................................................................     6
         Section 1.50.     "Short Sale".........................................................................     6
         Section 1.51.     "Subscription Date"..................................................................     6
         Section 1.52.     "Subscription Fee"...................................................................     6
         Section 1.53.     "Subsequent Sale"....................................................................     6
         Section 1.54.     "Subsequent Sale Shares".............................................................     6
         Section 1.55.     "Subsidiary".........................................................................     6
         Section 1.56.     "Trading Day"........................................................................     6
         Section 1.57.     "Transfer Agent Instructions"........................................................     6
         Section 1.58.     "Underwriter"........................................................................     6
         Section 1.59.     "Warrants"...........................................................................     6
         Section 1.60.     "Warrant Shares".....................................................................     6
ARTICLE II            SALE AND PURCHASE OF SECURITIES; TERMINATION OF OBLIGATIONS...............................     7
         Section 2.1.      Sales................................................................................     7
         Section 2.2.      Twenty Percent Limitation............................................................     8
         Section 2.3.      Sale Notice..........................................................................     8
         Section 2.4.      Closings.............................................................................     8
         Section 2.5.      Termination of Agreement and Investment Obligation...................................     9

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF INVESTOR................................................     9
         Section 3.1.      Intent...............................................................................     9
         Section 3.2.      Sophisticated Investor...............................................................     9
         Section 3.3.      Authority............................................................................     9
         Section 3.4.      Not an Affiliate.....................................................................    10
         Section 3.5.      Organization and Standing............................................................    10
         Section 3.6.      Absence of Conflicts.................................................................    10
         Section 3.7.      Disclosure; Access to Information....................................................    10
         Section 3.8.      Manner of Sale.......................................................................    10
         Section 3.9.      Resale Restrictions..................................................................    10
ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................................    11
         Section 4.1.      Organization of the Company..........................................................    11
         Section 4.2.      Authority............................................................................    11
         Section 4.3.      Corporate Documents..................................................................    11
         Section 4.4.      Books and Records....................................................................    12
         Section 4.5.      Capitalization.......................................................................    12
         Section 4.6.      Registration and Listing of Common Stock.............................................    12
         Section 4.7.      Financial Statements.................................................................    12
         Section 4.8.      SEC Documents........................................................................    13
         Section 4.9.      Exemption from Registration; Valid Issuances; New Issuances..........................    13
         Section 4.10.     No General Solicitation or Advertising...............................................    14
         Section 4.11.     No Conflicts.........................................................................    14
         Section 4.12.     No Material Adverse Change...........................................................    15
         Section 4.13.     No Undisclosed Liabilities...........................................................    15
         Section 4.14.     No Undisclosed Events or Circumstances...............................................    15
         Section 4.15.     No Integrated Offering...............................................................    15
         Section 4.16.     Litigation and Other Proceedings.....................................................    15
         Section 4.17.     No Misleading or Untrue Communication................................................    15
         Section 4.18.     Material Non-Public Information......................................................    16
ARTICLE V             COVENANTS OF THE INVESTOR.................................................................    16
         Section 5.1.      Compliance...........................................................................    16
         Section 5.2.      Short Sale...........................................................................    16
ARTICLE VI            COVENANTS OF THE COMPANY..................................................................    16
         Section 6.1.      Registration Rights..................................................................    16
         Section 6.2.      Reservation of Common Stock..........................................................    16

         Section 6.3.      Listing of Common Stock..............................................................    16
         Section 6.4.      Exchange Act Registration............................................................    17
         Section 6.5.      Legends..............................................................................    17
         Section 6.6.      Corporate Existence..................................................................    17
         Section 6.7.      Additional SEC Documents.............................................................    17
         Section 6.8.      Notice of Certain Events Affecting Registration; Suspension of Right to
                           Make a Subsequent Sale...............................................................    17
         Section 6.9.      Consolidation; Merger................................................................    18
         Section 6.10.     Issuance of Commitment Shares, Warrant Shares and Additional Shares..................    18
         Section 6.11.     Legal Opinion on Subscription Date...................................................    18
         Section 6.12.     No Similar Arrangement; Right of First Refusal.......................................    18
         Section 6.13.     Public Announcements.................................................................    19
ARTICLE VII           CONDITIONS TO DELIVERY OF SALE NOTICES AND CONDITIONS TO CLOSING..........................    19
         Section 7.1.      Conditions Precedent to the Obligation of the Company to Issue and Sell
                           Common Stock.........................................................................    19
         Section 7.2.      Conditions Precedent to the Right of the Company to Deliver a Sale Notice
                           and the Obligation of the Investor to Purchase Commitment Shares.....................    19
         Section 7.3.      Due Diligence Review; Non-Disclosure of Non-Public Information.......................    22
ARTICLE VIII          LEGENDS...................................................................................    23
         Section 8.1.      Legends..............................................................................    23
         Section 8.2.      No Other Legend or Stock Transfer Restrictions.......................................    24
         Section 8.3.      Investor's Compliance................................................................    25
ARTICLE IX            INDEMNIFICATION; ARBITRATION..............................................................    25
         Section 9.1.      Indemnification......................................................................    25
         Section 9.2.      Method of Asserting Indemnification Claims...........................................    26
         Section 9.3.      Arbitration..........................................................................    28
ARTICLE X             MISCELLANEOUS.............................................................................    29
         Section 10.1.     Fees and Transaction Costs...........................................................    29
         Section 10.2.     Reporting Entity for the Common Stock................................................    30
         Section 10.3.     Brokerage............................................................................    30
         Section 10.4.     Notices..............................................................................    30
         Section 10.5.     Assignment...........................................................................    31
         Section 10.6.     Amendment; No Waiver.................................................................    32
         Section 10.7.     Annexes and Exhibits; Entire Agreement...............................................    32

         Section 10.8.     Survival.............................................................................    32
         Section 10.9.     Severability.........................................................................    32
         Section 10.10.    Title and Subtitles..................................................................    32
         Section 10.11.    Counterparts.........................................................................    32
         Section 10.12.    Choice of Law........................................................................    32
         Section 10.13.    Other Expenses.......................................................................    32

                          SECURITIES PURCHASE AGREEMENT

                                 BY AND BETWEEN

                           CRESCENT INTERNATIONAL LTD.

                                       AND

                                 GLOBALNET, INC.

                            DATED AS OF APRIL 9, 2001

         This SECURITIES PURCHASE AGREEMENT is entered into as of the 9th day of April, 2001 (this "Agreement"), by and between Crescent International Ltd. (the "Investor"), an entity organized and existing under the laws of Bermuda, and GlobalNet, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company").


         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase, up to $6,000,000 worth of securities of the Company, which shall include (i) shares of Common Stock (as defined below) and (ii) a Convertible Note (as defined below) in the principal amount of $2,000,000; and


         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the U.S. Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.


         NOW, THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                               CERTAIN DEFINITIONS

         Section 1.1. "Affiliate" shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under direct or indirect common control with any other Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the term "controls" and "controlled" have meanings correlative to the foregoing.

         Section 1.2. "Bid Price" shall mean, with respect to the Common Stock, the per share closing bid price for such Common Stock as reported by Bloomberg L.P. in accordance with Section 10.2 of this Agreement.

         Section 1.3. "Capital Shares" shall mean the Common Stock, the Note Conversion Shares and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) or assets (upon liquidation of the Company).

         Section 1.4. "Closing" shall mean one of the closings of a purchase and sale of the Common Stock and the issuance of the Warrants and the Convertible Note pursuant to Section 2.1 of this Agreement.

         Section 1.5. "Closing Date" shall mean, with respect to a Closing, the second Trading Day following the Sale Date related to such Closing, provided all conditions to such Closing have been satisfied on or before such Trading Day.

         Section 1.6. "Closing Statement" shall mean the closing statement executed by the Company and the Investor on the Subscription Date and on each Closing Date, setting forth the actions taken by the Company and the Investor on the Subscription Date and on such Closing Date, as applicable, and the amounts due to the payee entities set forth on Schedule 10.1 hereto, on the Subscription Date and such Closing Date, as applicable, in the form of Exhibit A attached hereto.

         Section 1.7. "Commitment Period" shall mean the period commencing on the Subscription Date and expiring on the earlier to occur of (i) the date on which the Investor shall have purchased Commitment Shares pursuant to this Agreement for an aggregate Purchase Price of the Maximum Commitment Amount, (ii) the date this Agreement is terminated pursuant to Section 2.5 hereof, or (iii) the date occurring 12 months from the Subscription Date.

         Section 1.8. "Commitment Shares" shall mean the First Sale Shares and the Subsequent Sale Shares, collectively.

         Section 1.9. "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

         Section 1.10. "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2 of this Agreement.

         Section 1.11. "Convertible Note" shall mean the convertible note to be issued by the Company to the Investor in the principal amount of $2,000,000, in the form attached hereto as Exhibit B.

         Section 1.12. "Daily Trading Value" shall mean, on any Trading Day, the Bid Price multiplied by the trading volume of the Common Stock.

         Section 1.13. "Damages" shall mean any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in defense or settlement of, any action, suit or proceeding between any indemnified party and any indemnifying party or between any indemnified party and any third party, or otherwise, or any claim asserted).

         Section 1.14. "Effective Date" with respect to each Sale of Registrable Securities shall mean the earlier to occur of: (i) the applicable date on which the SEC has declared effective a Registration Statement registering resale of Registrable Securities as set forth in the Registration Rights Agreement and
(ii) the date on which such Registrable Securities first become eligible for resale pursuant to Rule 144 of the Securities Act.

         Section 1.15. "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

         Section 1.16. "First Sale" shall have the meaning set forth in Section 2.1(a) of this Agreement.

         Section 1.17. "First Sale Shares" shall have the meaning set forth in
Section 2.1(a) of this Agreement.

         Section 1.18. "Incentive Warrant" shall mean the Incentive Warrant in the form of Exhibit C hereto issued pursuant to Section 2.1(d) of this Agreement, together with any new or replacement warrant issued in accordance with the terms of the Incentive Warrant.

Section 1.19. "Incentive Warrant Shares" shall mean all shares of Common Stock issued or issuable pursuant to exercise of the Incentive Warrant.

         Section 1.20. "Investment Amount" shall mean (i) with respect to a Sale, the dollar amount to be invested by the Investor to purchase Commitment Shares with respect to any Sale Date as notified by the Company to the Investor in accordance with Section 2.3 hereof, and (ii) with respect to the Convertible Note, $2,000,000.

         Section 1.21. "Legend" shall have the meaning specified in Section 8.1 of this Agreement.

         Section 1.22. "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under any of (i) this Agreement, (ii) the Registration Rights Agreement and (iii) the Warrants.

         Section 1.23. "Maximum Commitment Amount" shall mean $4,000,000.

         Section 1.24. "Maximum Sale Amount" shall mean $2,000,000, unless a higher amount is agreed to by the Investor; provided, that if the Bid Price on each Trading Day during any Sale Notice Period is less than $0.50, the Maximum Sale Amount shall be $25,000.

         Section 1.25. "Minimum Sale Amount" shall mean $25,000 (A) if the Bid Price on any Trading Day during any Sale Notice Period is less than $0.50, or
(B) with respect to the First Sale, 2.75 times the average of the Daily Trading Values during the 22 Trading Day period immediately preceding the Subscription Date is less than $200,000, or (C) with respect to a Subsequent Sale, 2.00 times the average of the Daily Trading Values during the 22 Trading Day period immediately preceding the Sale Notice Date is less than $200,000. In all other cases the Minimum Sale Amount shall be $200,000.

         Section 1.26. "Minimum Time Interval" shall mean (i) if the previous Sale related to the sale of unregistered Common Stock, 22 Trading Days from the Effective Date relating to such Sale or (ii) if the previous Sale related to the sale of registered Common Stock, 22 Trading Days from the previous Sale Date.

         Section 1.27. "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.28. "Note Conversion Shares" shall mean shares of Common Stock into which the Convertible Note is or may be converted.

         Section 1.29. "Outstanding" when used with reference to Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not refer to any such Shares then directly or indirectly owned or held by or for the account of the Company.

         Section 1.30. "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section 1.31. "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the Electronic Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         Section 1.32. "Protective Warrant" or "Protective Warrants" shall mean any and all Protective Warrant(s) in the form of Exhibit D hereto issued pursuant to Section 2.1(c) of this Agreement.

         Section 1.33. "Protective Warrant Shares" shall mean all shares of Common Stock issued or issuable pursuant to exercise of the Protective Warrants.

         Section 1.34. "Purchase Price" shall mean, 92.5% of the lowest three consecutive Bid Prices during (i) with respect to the First Sale, the 22 Trading Day period immediately preceding the Subscription Date, (ii) with respect to a Subsequent Sale, the 22 Trading Day period immediately preceding the Sale Date relating to such Subsequent Sale and (ii) with respect to an Effective Date, the 22 Trading Day period immediately preceding such Effective Date.

         Section 1.35. "Registrable Securities" shall mean (i) the Commitment Shares, (ii) the Note Conversion Shares, (iii) the Warrant Shares and (iv) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) the applicable Registration Statement has been declared effective by the SEC and all such Registrable Securities have been disposed of pursuant to the applicable Registration Statement, (x) all such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(y) such time as all such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (z) in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, all such Registrable Securities may be sold by the Investor without registration and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

         Section 1.36. "Registration Rights Agreement" shall mean the registration rights agreement by and between the Company and the Investor, in the form of Exhibit E hereto.

         Section 1.37. "Registration Statement" or "Registration Statements" shall have the meaning set forth in the Registration Rights Agreement.

         Section 1.38. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.39. "Representative" of a party shall mean any officer, director, employee, agent, counsel, accountant, financial advisor, consultant or other representative of such party.

         Section 1.40. "Sale" shall mean the First Sale, together with any and all Subsequent Sales.

         Section 1.41. "Sale Date" shall mean the Trading Day on which a Sale Notice Period expires.

         Section 1.42. "Sale Fees" shall have the meaning specified in Section 10.1(b) hereof.

         Section 1.43. "Sale Notice" shall mean a written notice to the Investor in the form of Exhibit F hereto, setting forth, inter alia, the intended Closing Date, the Investment Amount and the number of shares of Common Stock that the Company intends to require the Investor to purchase pursuant to the terms of this Agreement.

         Section 1.44. "Sale Notice Date" shall mean (i) with respect to the First Sale, the Subscription Date, and (ii) with respect to a Subsequent Sale, the Trading Day during the Commitment Period, upon which a Sale Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.3(b) hereof.

         Section 1.45. "Sale Notice Period" shall mean (i) with respect to the First Sale, the period beginning 7 Trading Days before the Subscription Date and ending on the Subscription Date, and (ii) with respect to a Subsequent Sale, a period beginning on a Sale Notice Date and ending 7 Trading Days after a Sale Notice Date.

         Section 1.46. "SEC" shall mean the U.S. Securities and Exchange Commission.

         Section 1.47. "SEC Documents" shall mean the Company's registration statement on Form S-3 filed with the SEC on April 2, 2001, latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

         Section 1.48. "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.49. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.50. "Short Sale" shall have the meaning specified in Rule 3b-3 of the Exchange Act.

         Section 1.51. "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

         Section 1.52. "Subscription Fee" shall have the meaning set forth in
Section 10.1(a) hereof.

         Section 1.53. "Subsequent Sale" shall have the meaning set forth in
Section 2.1(b) of this Agreement.

         Section 1.54. "Subsequent Sale Shares" shall have the meaning set forth in Section 2.1(b) of this Agreement.

         Section 1.55. "Subsidiary" shall mean any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than 50% of either the equity interests in, or the voting control of, such Person.

         Section 1.56. "Trading Day" shall mean any day during which the Principal Market shall be open for business.

         Section 1.57. "Transfer Agent Instructions" shall have the meaning set forth in Section 2.4(a) of this Agreement.

         Section 1.58. "Underwriter" shall mean any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to a Registration Statement.

         Section 1.59. "Warrants" shall mean the Protective Warrants and Incentive Warrant.

         Section 1.60. "Warrant Shares" shall mean the Protective Warrant Shares and the Incentive Warrant Shares.

                                   ARTICLE II

                        SALE AND PURCHASE OF SECURITIES;
                           TERMINATION OF OBLIGATIONS

         Section 2.1. Sales.

                  (a) First Sale. In accordance with the terms and conditions set forth herein (including without limitation the provisions of Article VII hereof), the Sale Date of the First Sale shall occur on the Subscription Date. On the Closing Date relating to the First Sale, the Company shall issue and sell and the Investor shall purchase, such number of shares of Common Stock for an Investment Amount not to exceed 2.75 times the average of the Daily Trading Values during the 22 Trading Day period immediately preceding the Subscription Date, less $500,000 (such transaction is referred to herein as the "First Sale," and all such shares are referred to herein as the "First Sale Shares"). The First Sale Amount shall be not less than $250,000.

                  (b) Subsequent Sales. In accordance with the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Sale Notice Date the Company shall exercise a Subsequent Sale by the delivery of a Sale Notice. On the Closing Date relating to each Subsequent Sale, the Company shall issue and sell and the Investor shall purchase such number of shares of Common Stock for an Investment Amount, stated in the applicable Sale Notice, not to exceed 2.00 times the average of the Daily Trading Values during the 22 Trading Day period immediately preceding the Sale Notice Date (each such transaction is referred to herein as a "Subsequent Sale," and all such shares are referred to herein as the "Subsequent Sale Shares"). Such Investment Amount shall not be less than the Minimum Sale Amount.

                  (c) Protective Warrants. In partial consideration for the Investor entering into this Agreement if the Company elects to exercise its right with respect to any Sale to require the Investor to purchase shares of Common Stock that have not been previously registered and are not covered by an effective Registration Statement filed with the SEC, on each Closing Date relating to each such Sale, the Company shall issue and deliver to the Investor a Protective Warrant with an exercise price of $0.01 for each share of Common Stock, for the purchase of such number of shares of Common Stock as described in such Protective Warrant.

                  (d) Incentive Warrant. In partial consideration for the Investor entering into this Agreement, on the applicable Closing Date of the First Sale, the Company shall issue and deliver to the Investor the Incentive Warrant, with an exercise price equal to 150% of the Purchase Price of the First Sale, for the purchase of such number of shares of Common Stock as is equal to $600,000 divided by the Purchase Price of the First Sale.

                  (e) Convertible Note. On the Subscription Date the Company shall issue to the Investor and the Investor shall purchase the Convertible Note.

         Section 2.2. Twenty Percent Limitation. Unless the Company obtains the requisite approval of its shareholders in accordance with the corporate laws of Nevada and the applicable rules of the Principal Market, no more than 19.9% of the Outstanding shares of Common Stock may be issued and sold pursuant to Sales, the Warrants and the Convertible Note; provided, that with respect to the issuance of more than 19.9% of the Outstanding shares of Common Stock pursuant to the Warrants, the Investor has the right to require the Company to seek such shareholder approval and upon the written request of the Investor the Company shall as soon as practicable after such request prepare and file with the SEC a proxy statement to be distributed to shareholders of the Company for the purpose of soliciting proxies for use at an annual or special meeting of shareholders of the Company at which such shareholder approval is sought, and in which proxy statement the Company will recommend to its shareholders the foregoing approval.

         Section 2.3. Sale Notice.

                  (a) Timing. At any time during the Commitment Period, the Company may deliver a Sale Notice to the Investor, subject to the conditions set forth in Section 7.2.

                  (b) Date of Delivery of Sale Notice. A Sale Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or
(ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day. No Sale Notice will be deemed delivered, on a day that is not a Trading Day.

         Section 2.4. Closings.

                  (a) Subscription Date. On the Subscription Date (i) the Company and the Investor shall execute the Registration Rights Agreement, (ii) the Company shall issue and deliver to the Investor a Protective Warrant, (iii) the Company shall issue and deliver to the Investor the Incentive Warrant, (iv) the Company shall issue and deliver to the Investor the Convertible Note, (v) the Company shall execute and deliver irrevocable instructions to the transfer agent, in the form of Exhibit G attached hereto (the "Transfer Agent Instructions"), to prepare and deliver to the Investor, following each Sale, a share certificate in the name of the Investor and in the amount of the applicable Commitment Shares, the transfer agent shall confirm and accept such instructions, and a copy of such instructions shall be delivered to the Investor's legal counsel, (vi) the Investor shall deliver to the Company and the Company shall execute a Closing Statement, and (vii) the Investor shall deliver to the Company the Investment Amount specified in the Closing Statement, less applicable fees and costs determined in accordance with Section 10.1, by wire transfer of immediately available funds to the account designated in writing by the Company. In addition, on or prior to the Subscription Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

                  (b) Closing Date. On each Closing Date (i) the Company shall issue and deliver to the Investor a Protective Warrant, if required by Section 2.1(c) hereof, (ii) the Company shall instruct the transfer agent to prepare and deliver to the Investor a share certificate in the name of the Investor and in the amount of the applicable Commitment Shares, in accordance with the Transfer Agent Instructions, and the Company shall take all other actions necessary to ensure the prompt delivery of such share certificate to the Investor, (iii) the Investor shall deliver to the Company and the Company shall execute a Closing Statement, and (iv) the Investor shall deliver to the Company the Investment Amount specified in the Closing Statement, less applicable fees and costs determined in accordance with Section 10.1, by wire transfer of immediately available funds to the account designated in writing in the Sale Notice. In addition, on or prior to each Closing Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

         Section 2.5. Termination of Agreement and Investment Obligation. The Company shall have the right to terminate this Agreement at any time upon 30 days' written notice to the Investor. The Investor shall have the right to immediately terminate this Agreement (including with respect to any Sale, notice of which has been given but the applicable Closing Date has not yet occurred) in accordance with Section 6.12 or in the event that: (i) any Registration Statement has not been declared effective by the SEC within the applicable time periods set forth in Section 1.1 of the Registration Rights Agreement, (ii) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of 30 Trading Days during the Commitment Period, or (iii) the Company shall at any time fail to comply with the requirements of Section 6.2, 6.3, 6.4, 6.5, 6.6, 6.8 or 6.9.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

         Section 3.1. Intent. The Investor is entering into this Agreement for its own account, and the Investor has no view to the distribution of the Registrable Securities, the Convertible Note or Warrants and has no present arrangement (whether or not legally binding) at any time to sell, assign, transfer, pledge, encumber, hypothecate or otherwise dispose of the Registrable Securities, the Convertible Note or Warrants to or through any person or entity; provided, however, that although having a present investment intent, by making the representations herein, the Investor does not agree to hold the Registrable Securities, the Convertible Note or Warrants for any minimum or other specific term and reserves the right to dispose of the Registrable Securities, the Convertible Note or Warrants at any time pursuant to the Registration Statement and in accordance with federal and state securities laws applicable to such disposition.

         Section 3.2. Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Common Stock and the Convertible Note. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

         Section 3.3. Authority. Each of this Agreement and the Registration Rights Agreement has been duly authorized by all necessary corporate action and no further consent or authorization of the Investor, or its Board of Directors or stockholders is required. Each of this Agreement and the Registration Rights Agreement was validly executed and delivered by the Investor and each is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section 3.4. Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

         Section 3.5. Organization and Standing. The Investor is duly organized, validly existing, and in good standing under the laws of Bermuda.

         Section 3.6. Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not to the Investor's knowledge (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor, (b) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound, (c) conflict with or constitute a material default thereunder, (d) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party, or (e) require the approval of any third-party (that has not been obtained) pursuant to any material contract to which the Investor is subject or to which any of its assets, operations or management may be subject.

         Section 3.7. Disclosure; Access to Information. The Investor has received or had access to all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. The Investor has received and reviewed copies of the SEC Documents. Neither the receipt by the Investor of such information, nor the access of the Investor to such information shall modify, amend or affect the Investor's right to rely upon the representations and warranties made by the Company pursuant to
Article IV of this Agreement.

         Section 3.8. Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

         Section 3.9. Resale Restrictions. Investor acknowledges that any Registrable Securities, the Convertible Note and Warrants to be acquired by Investor have not been registered under the federal securities laws or any applicable state securities laws in reliance upon exemptions available for non-public or limited offerings. Investor understands that it must bear the economic risk of the investment in the Registrable Securities, the Convertible Note and Warrants because the Registrable Securities, the Convertible Note and Warrants have not been so registered and therefore are subject to restrictions upon transfer such that they may not be sold or otherwise transferred unless registered under the applicable securities laws or an exemption from such registration is available. The Investor will not reoffer, sell, assign, transfer, pledge, encumber, hypothecate or otherwise dispose of any Registrable Securities, the Convertible Note or the Warrants in the absence of an effective registration statement, qualification or authorization relating thereto under federal and applicable state securities laws or an opinion of qualified counsel satisfactory to the Company to the effect that the proposed transaction in the Registrable Securities, the Convertible Note or the Warrants will neither constitute or result in any violation of the federal or state securities laws. Subject to Section 8.1 of this Agreement, any certificate or other document that may be issued representing any shares of Registrable Securities, the Convertible Note or the Warrants may be endorsed with a legend to this effect.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that on the Subscription Date, each Effective Date and each Closing Date:

         Section 4.1. Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Except for GlobalNet International, Inc., a Delaware corporation, and except as set forth in the SEC Documents, the Company does not own more than 50% of the outstanding capital stock of or control any other Person. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

         Section 4.2. Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Convertible Note and the Warrants and to issue the Commitment Shares, the Convertible Note, the Warrants and the Warrant Shares; (ii) the execution and delivery of this Agreement and the Registration Rights Agreement, and the execution, issuance and delivery of the Convertible Note and the Warrants, by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered, and the Convertible Note and the Warrants have been duly executed, issued and delivered, by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section 4.3. Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

         Section 4.4. Books and Records. The minute books and other similar records of the Company and its subsidiaries as made available to Investor prior to the execution of this Agreement contain a true and complete record, in all material respects, of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the boards of directors and committees of the boards of directors of the Company and the subsidiaries. The stock transfer ledgers and other similar records of the Company and the subsidiaries as made available to Investor prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of the Company and the subsidiaries. Neither the Company nor any subsidiary has any of its books or records recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company or a subsidiary.

         Section 4.5. Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 31,865,450 shares are issued and outstanding. Except as set forth on Schedule 4.5 hereto, there are no options, warrants, preemptive rights for, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of Common Stock pursuant to this Agreement. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

         Section 4.6. Registration and Listing of Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has used its best efforts to maintain all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the Nasdaq SmallCap Market.

         Section 4.7. Financial Statements. Prior to the execution of this Agreement, the Company has delivered to the Investor true and complete copies of the following financial statements:

                  (a) the audited balance sheets of DTA Communications Networks, LLC, the predecessor company to GlobalNet International, Inc., a wholly-owned subsidiary of the Company, and its consolidated subsidiaries as of December 31, 1999, and the related audited consolidated statements of operations, stockholders' equity and cash flows for each of the fiscal years then ended, together with a true and correct copy of the report on such audited information by KPMG, and all letters from such accountants with respect to the results of such audits; and

                  (b) the unaudited balance sheets of the Company and its consolidated subsidiaries as of December 31, 2000, and the related unaudited consolidated statements of operations and stockholders' equity for the portion of the fiscal year then ended.

         The financial statements of the Company delivered to the Investor have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         Section 4.8. SEC Documents. The Company has timely filed all SEC Documents and has delivered or made available to the Investor true and complete copies of the SEC Documents (including, without limitation, audited financial statements, proxy information and solicitation materials). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied as to form and substance in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may include summary notes and may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         Section 4.9. Exemption from Registration; Valid Issuances; New Issuances. The sale and issuance of the Warrants, the Warrant Shares, the Convertible Note, the Note Conversion Shares and the Commitment Shares in accordance with the terms and on the basis of the representations and warranties set forth in this Agreement, may and will be properly issued pursuant to Section 4(2), Regulation D and/or any applicable state law. When issued and paid for as provided herein and in the Warrants, the Commitment Shares, the Warrant Shares and the Note Conversion Shares will be duly and validly issued, fully paid, and nonassessable. When issued as herein provided the Convertible Note shall be duly and validly executed, issued and delivered by the Company and constitute a valid and binding obligation of the Company. Neither the sales of the Commitment Shares, the Warrants, the Warrant Shares, the Convertible Note or the Note Conversion Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Convertible Note or the Warrants will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Commitment Shares, the Warrant Shares, the Note Conversion Shares or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company. The Commitment Shares, the Note Conversion Shares and the Warrant Shares will not subject the Investor to personal liability by reason of the ownership thereof. The Commitment Shares, the Note Conversion Shares and Warrant Shares have been duly authorized by the Company, but have not been issued (whether or not subsequently repurchased by the Company) to any Person, and when issued to the Investor in accordance with this Agreement, the Convertible Note and the Warrants will not have been issued (whether or not subsequently repurchased by the Company) to any Person other than the Investor.

         Section 4.10. No General Solicitation or Advertising. In regard to the transactions contemplated hereby, neither the Company nor any of its Affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Commitment Shares, the Warrants, the Warrant Shares, the Convertible Note or the Note Conversion Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

         Section 4.11. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Commitment Shares, the Warrants, the Warrant Shares, the Convertible Note and the Note Conversion Shares do not and will not (i) result in a violation of the Certificate or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations, or any rule, regulation, order, judgment or decree of any self-regulatory organization having authority over the matters contemplated hereby, applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided, however, that for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental or self-regulatory entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under any federal, state or local law, rule or regulation, order, judgment or decree (including federal and state securities laws and regulations), or any rule, regulation, order, judgment or decree of any self-regulatory organization having authority over the matters contemplated hereby, to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock, the Commitment Shares, the Warrants, the Warrant Shares, the Convertible Note or the Note Conversion Shares in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Nasdaq SmallCap Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

         Section 4.12. No Material Adverse Change. Except as set forth in the SEC Documents, since December 31, 1999, no event has occurred that would have a Material Adverse Effect on the Company.

         Section 4.13. No Undisclosed Liabilities. Except as set forth in the SEC Documents, the Company has no liabilities or obligations that are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company's businesses since December 31, 1999 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

         Section 4.14. No Undisclosed Events or Circumstances. Except as set forth in the SEC Documents, since December 31, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly disclosed or announced.

         Section 4.15. No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Common Stock, the Commitment Shares, the Warrants, the Warrant Shares, the Convertible Note or the Note Conversion Shares under the Securities Act.

         Section 4.16. Litigation and Other Proceedings. Except as set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which have had or might have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which has resulted in or might result in a Material Adverse Effect.

         Section 4.17. No Misleading or Untrue Communication. The Company, any Person representing the Company, and, to the knowledge of the Company, any other Person selling or offering to sell the Commitment Shares, the Warrants, the Warrant Shares, the Convertible Note or the Note Conversion Shares in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

         Section 4.18. Material Non-Public Information. The Company is not in possession of, nor has the Company or its agents disclosed to the Investor, any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, an effect on the price of the Common Stock or
(ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

                                   ARTICLE V

                            COVENANTS OF THE INVESTOR

         Section 5.1. Compliance. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed.

         Section 5.2. Short Sale. Neither the Investor nor any of its Affiliates will directly or indirectly engage in any Short Sale of the Commitment Shares, the Warrant Shares, the Warrants, the Convertible Note or the Note Conversion Shares during the Commitment Period.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

         Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect, and the Company shall comply in all respects with the terms thereof.

         Section 6.2. Reservation of Common Stock. As of the date hereof, the Company has available and the Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue (i) the Commitment Shares and the Warrant Shares, such amount of shares of Common Stock to be reserved shall be calculated based upon the Minimum Bid Price and the Exercise Price of the Incentive Warrant and the maximum number of Protective Warrant Shares issuable pursuant to the Protective Warrants and (ii) the Note Conversion Shares, such amount of Note Conversion Shares to be resold shall be calculated based upon the conversion price set forth in Section 3.1(a) of the Convertible Note. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered.

         Section 6.3. Listing of Common Stock. The Company shall exercise best efforts to maintain the listing or quotation of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the Closing Date for any Sale) will cause the Commitment Shares, the Note Conversion Shares and the Warrant Shares with respect to each Sale to be listed on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Commitment Shares, the Note Conversion Shares and the Warrant Shares, and shall take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall use commercially reasonable efforts to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

         Section 6.4. Exchange Act Registration. The Company shall comply with all applicable requirements set forth in the Registration Rights Agreement, including without limitation its obligation to file each Registration Statement with the SEC within the applicable time periods set forth in the Registration Rights Agreement. After each Registration Statement becomes effective, the Company shall cause the Common Stock covered by such Registration Statement to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act.

         Section 6.5. Legends. The certificates evidencing the Warrants, the Convertible Note, the Note Conversion Shares, the Commitment Shares and the Warrant Shares shall be free of legends, except as provided for in Article VIII.

         Section 6.6. Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company.

         Section 6.7. Additional SEC Documents. Until all Registrable Securities issued or issuable to the Investor pursuant to this Agreement may be sold by the Investor without registration and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act, the Company shall deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

         Section 6.8. Notice of Certain Events Affecting Registration; Suspension of Right to Make a Subsequent Sale. The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Sale Notice during the continuation of any of the foregoing events.

         Section 6.9. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity (if not the Company) executes a written instrument acknowledging and assuming the obligation to issue to the Investor, upon any Sale or the exercise of any Warrant, in lieu of each share of Common Stock theretofore issuable upon such Sale or exercise of any such Warrant, other securities, money or property receivable upon such merger, consolidation or transfer had the Sale or exercise of such Warrant occurred immediately prior to such merger, consolidation or transfer.

         Section 6.10. Issuance of Commitment Shares, Warrant Shares and Additional Shares. The sale of the Commitment Shares, the issuance of the Convertible Note, the issuance of the Note Conversion Shares upon conversion of the Convertible Note, the issuance of the Warrants and the issuance of the Warrant Shares pursuant to exercise of the Warrants shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law. Issuance of the Warrant Shares pursuant to exercise of the Warrants through a cashless exercise shall be made in accordance with the provisions and requirements of Section 3(a)(9) under the Securities Act and any applicable state law.

         Section 6.11. Legal Opinion on Subscription Date. The Company's independent counsel shall deliver to the Investor on the Subscription Date an opinion in the form of Exhibit H, except for paragraph 7 thereof.

         Section 6.12. No Similar Arrangement; Right of First Refusal. The Company shall refrain from entering into any other agreements, arrangements or understandings granting to the Company the right to sell shares of its securities to one or more investors in placements exempt from registration under the Securities Act until 60 calendar days after this Agreement is terminated pursuant to Section 2.5 hereof (the "Exclusivity Period"). If the Company, for the purpose of obtaining any additional financing, wishes to sell shares of its securities in placements exempt from registration under the Securities Act during the Exclusivity Period (a "Third Party Sale") to a party other than the Investor (the "Third Party"), the Company shall first offer (the "Offer") to the Investor, in writing, the right to purchase such shares (the "Offered Shares") at the bona fide price offered by the Third Party (the "Offer Price"). The Offer shall grant the Investor the right during the 5 Trading Days immediately following the date of the Offer to elect to purchase any or all of the Offered Shares. The Company, in connection with such a Third Party Sale, shall refrain from circumventing or attempting to circumvent the Investor's right of first refusal by way of making such a Third Party Sale to any of its Affiliates without first making an Offer to the Investor. If the Investor so exercises its right to purchase any or all of the Offered Shares, the purchase will be treated as a Subsequent Sale except that the purchase price for the Offered Shares shall be the Offer Price. The closing and method of payment shall be as provided for in Sections 2.3 and 2.4 hereof and the Closing Date shall be 7 Trading Days after the Investor exercises such right. If the Investor fails to exercise its right to purchase any or all of the Offered Shares, then during the 60 calendar days immediately following the expiration of such right, the Company shall be free to sell any or all of the Offered Shares to a purchaser for a purchase price not lower than the Offer Price payable on terms and conditions that are not more favorable to such purchaser than those contained in the Offer. In the event that the Company effects a Third Party Sale, the Investor may immediately terminate this Agreement.

         Section 6.13. Public Announcements. The Company, its Representatives and legal advisors, and the Investor will not issue or make any reports, statements or releases to the public or to any third party with respect to this Agreement or the transactions contemplated hereby without the consent of both the Company and the Investor, which consent shall not be unreasonably withheld. The Company, its Representatives and legal advisers, and the Investor also will obtain the other party's prior approval of any press release to be issued announcing the consummation of the transactions contemplated by this Agreement or in any way referring to the other party or affiliates of the other party. If either party is unable to obtain the approval of its public report, statement, or press or other release from the other party and such report, statement, or press or other release is, in the opinion of legal counsel to such party, required by applicable law or by any rule or regulation of the Principal Market in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement, or press or other release and promptly furnish the other party with a copy thereof.

                                  ARTICLE VII

                            CONDITIONS TO DELIVERY OF
                     SALE NOTICES AND CONDITIONS TO CLOSING

         Section 7.1. Conditions Precedent to the Obligation of the Company to Issue and Sell Common Stock. The obligation hereunder of the Company to issue and sell the Commitment Shares to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

                  (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

                  (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

         Section 7.2. Conditions Precedent to the Right of the Company to Deliver a Sale Notice and the Obligation of the Investor to Purchase Commitment Shares. The right of the Company to deliver a Sale Notice and the obligation of the Investor hereunder to acquire and pay for the Commitment Shares incident to a Closing is subject to the satisfaction, on (i) the Subscription Date, (ii) the applicable Sale Notice Date and (iii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions; provided, however, that with respect to the Subscription Date and the Closing relating to the First Sale only, the Investor waives the conditions set forth in paragraphs
(a), (b) and (k) of this Section 7.2:

                  (a) Filing of Registration Statements with the SEC. In accordance with the provisions set forth in the Registration Rights Agreement, the Company shall have filed with the SEC Registration Statements covering the Note Conversion Shares and the resale of Registrable Securities relating to all prior Sales.

                  (b) Effective Registration Statements. (1) The Company shall have notified the Investor in accordance with Section 6.8 hereof that all prior Registration Statements covering Registrable Securities relating to the First Sale, the Note Conversion Shares and any Subsequent Sales have been declared effective by the SEC. (2) In accordance with the Registration Rights Agreement, all such Registration Statements shall remain effective on each Condition Satisfaction Date. (3) Neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to a Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of a Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action). (4) No other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

                  (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of each

                  Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date).

                  (d) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement, the Convertible Note and the Warrants to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                  (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement or otherwise has a Material Adverse Effect, and no actions, suits or proceedings shall be in progress, pending or threatened by any Person, that seek to enjoin or prohibit the transactions contemplated by this Agreement or otherwise could reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph
                  (e), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date.

                  (f) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD, and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing shall not violate the shareholder approval requirements of the Principal Market.

                  (g) Legal Opinion. The Company shall have caused to be delivered to the Investor, within 5 Trading Days of the effective date of a Registration Statement, an opinion of the Company's independent counsel in the form of Exhibit H hereto, addressed to the Investor.

                  (h) Due Diligence. No dispute between the Company and the Investor shall exist pursuant to Section 7.3 as to the adequacy of the disclosure contained in the Registration Statement.

                  (i) Ten Percent Limitation. On each Closing Date, the number of Commitment Shares then to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock and Registrable Securities then owned by the Investor beneficially or deemed beneficially owned by the Investor, as determined in accordance with the definition of beneficial ownership in Rule 13d-3 promulgated under the Exchange Act, would result in the Investor owning no more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section, in the event that the amount of Common Stock outstanding as determined in accordance with Section

                  13(d) of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the Sale Notice Date associated with such Closing Date, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares would own more than 9.9% of the Common Stock following such Closing Date.

                  (j) No Knowledge. The Company shall have no knowledge of any event more likely than not to have the effect of causing any Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such notice is deemed delivered).

                  (k) Minimum Time Interval. The Minimum Time Interval shall have elapsed.

                  (l) Shareholder Vote. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market. Each Sale Notice shall provide the Investor with the following information as of the applicable Sale Notice Date:
                  (i) the total number of shares of Outstanding Common Stock,
                  (ii) the number of Subsequent Sale Shares issuable with respect to the applicable Closing, (iii) the number of Protective Warrant Shares issuable, if any, with respect to the applicable Closing, (iv) the number of shares of Commitment Shares issued pursuant to previous Sales, (v) the number of Incentive Warrant Shares issued, (vi) the number of Note Conversion Shares issued, if any, and (vii) the number of Protective Warrant Shares issued pursuant to previous Sales. If the issuance by the Company of a number of shares of Common Stock equal to the sum of the amounts stated in clauses (ii) through (vii), inclusive, hereof would result in a violation by the Company of the shareholder approval requirements of the Principal Market, the applicable Sale Notice shall be deemed null and void.

                  (m) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this
                  Section 7.2., including, without limitation, a certificate in substantially the form and substance of Exhibit I hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

         Section 7.3. Due Diligence Review; Non-Disclosure of Non-Public Information.

                  (a) The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), and any Underwriter, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or Underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and Underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

                  (b) None of the Company, its officers, directors, employees and agents shall in any event disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. As a condition to disclosing any non-public information hereunder, the Company may require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                  (c) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company shall, as hereinabove provided, immediately notify the advisors and representatives of the Investor and any Underwriters of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the applicable Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.3 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms and conditions of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that such Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in such Registration

                  Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                  ARTICLE VIII

                                     LEGENDS

         Section 8.1. Legends. Each of the Warrants, the Convertible Note and, unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend (the "Legend"):

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF APRIL 9, 2001, BETWEEN GLOBALNET, INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM GLOBALNET, INC.'S EXECUTIVE OFFICES."

         On the Subscription Date the Company shall issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) Transfer Agent Instructions, with a copy to the Investor. Other than as required as a result of change in law, such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor, and the Company agrees that it will, and will cause its counsel to, provide the transfer agent with any and all documentation requested or required by the transfer agent, the Investor or their respective counsel, including without limitation the documentation and confirmations referenced in the Transfer Agent Instructions:


                  (a) At any time after the applicable Effective Date, upon surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the applicable Registration Statement shall then be effective and
                  (ii) if reasonably requested by the transfer agent the Investor confirms to the transfer agent that the Investor has transferred the Registrable Securities pursuant to such Registration Statement and has complied with the prospectus delivery requirement; or

                  (b) At any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act.

         Section 8.2. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Registrable Securities, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII and as required by applicable law.

         Section 8.3. Investor's Compliance. Nothing in this Article VIII shall affect in any way the Investor's obligations to comply with all applicable securities laws.


                                   ARTICLE IX

                          INDEMNIFICATION; ARBITRATION


         Section 9.1. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with its controlling persons from and against any Damages, joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such controlling person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, unless such Damages result primarily from the

                  Investor's gross negligence, recklessness or bad faith in performing its obligations under this Agreement; provided, however, that the maximum aggregate liability of the Company shall be limited to the amount actually invested by the Investor under this Agreement, and provided, further, that in no event shall this provision be deemed to limit any rights to indemnification arising under the Registration Rights Agreement.

                  (b) The Investor agrees to indemnify and hold harmless the Company, its Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with its controlling persons from and against any Damages, joint or several, and any action in respect thereof to which the Company, its Affiliates, officers, directors, employees, and duly authorized agents, and any such controlling person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Investor contained in this Agreement, as such Damages are incurred, unless such Damages result primarily from the Company's gross negligence, recklessness or bad faith in performing its obligations under this Agreement; provided, however, that the maximum aggregate liability of the Investor shall be limited to the amount by which the total price at which the Registrable Securities held by the Investor were sold to the public exceeds the amount actually paid by the Investor under this Agreement for such Registrable Securities sold to the public, and provided, further, that in no event shall this provision be deemed to limit any rights to indemnification arising under the Registration Rights Agreement.

         Section 9.2. Method of Asserting Indemnification Claims. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.1 shall be asserted and resolved as follows:

                  (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section
                  9.1 (an "Indemnified Party") might seek indemnity under
                  Section 9.1 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any Affiliate of the Company (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of
                  Section 9.1 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending 30 calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 9.1 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                           (i) If the Indemnifying Party notifies the
                           Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.2(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.1). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.1 with respect to such Third Party Claim.

                           (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.2(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim, and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

                           (iii) If the Indemnifying Party notifies the
                           Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.1 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Damages in the amount specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of 30 calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with Section 9.3.

          (b) In the event any Indemnified Party should have a claim under
          Section 9.1 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9.1 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Damages in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under
          Section 9.1 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of 30 calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with Section 9.3.

     Section 9.3. Arbitration. Any controversy, claim or dispute arising out of or in connection with this Agreement, the Registration Rights Agreement or the Warrants, including any question regarding its existence, validity, interpretation, breach, or termination, shall be referred to and finally resolved in accordance with the International Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitral tribunal may be entered by any court having jurisdiction thereof or having jurisdiction over any party or any party's assets.

          (a) The tribunal shall consist of three arbitrators, two of whom shall be appointed by the respective parties and the third, who shall be the chairperson of the tribunal, by the two party-appointed arbitrators within 30 days of the last of their appointments. Save that, if either party should fail to appoint an arbitrator within 30 days of receiving written notice of the appointment of an arbitrator by the other party, the second arbitrator shall, at the written request of the party which has already made an appointment, be appointed forthwith by the American Arbitration Association. Likewise, if the party-appointed arbitrators fail to make an agreed appointment for the chairperson within 30 days of the last of their appointments, the chairperson shall, at the written request of either party, be appointed forthwith by the American Arbitration Association.

          (b) The place of arbitration shall be New York, New York.

          (c) This arbitration clause and the conduct of the arbitral proceedings shall be governed by the Federal Arbitration Act, 9 U.S.C.A. sec. 1 et seq.

          (d) The language of the arbitration shall be English.

          (e) Nothing in these dispute resolution provisions shall be construed as preventing either party from seeking conservatory or similar interim relief in any court of competent jurisdiction.

          (f) To the extent practicable, the arbitral tribunal shall render its award no more than 60 calendar days from the date that the three member tribunal is constituted. The arbitral tribunal shall not lose jurisdiction over the matter based on a failure to render an award within this time period.

                                   ARTICLE X

                                  MISCELLANEOUS


     Section 10.1. Fees and Transaction Costs. In connection with the execution of this agreement the following Sale Fees and Transaction Costs (as defined below) are payable by the Company. The Investor is authorized by the Company to retain and to pay, on behalf of the Company, the Subscription Fee, Sale Fees, Investor Legal Fees and Due Diligence Costs to the payee entities in accordance with Schedule 10.1, and may deduct such amounts from any sums due to the Company on the Closing Date.

          (a) Subscription Fee. On the Subscription Date, the Company shall pay to the Investor the subscription fee amount set forth on Schedule 10.1 (the "Subscription Fee").

          (b) Sale Fees. On each Closing Date, the Company shall pay certain fees (the "Sale Fees") to the payee entities in accordance with
          Schedule 10.1.

          (c) Transaction Costs. The fees, expenses and disbursements of the Investor's counsel (the "Investor Legal Fees") shall be paid as follows: (i) the Investor shall pay the initial $10,000 of Investor Legal Fees and (ii) the Company shall pay all Investor Legal Fees in excess of $10,000. The Company shall pay the Investor due diligence costs in connection with the consummation of this Agreement and the transactions contemplated hereby (the "Due Diligence Costs") up to a maximum amount of $10,000. The Company shall pay to the Investor the Company's share of the Investor Legal Fees and Due Diligence Costs on the Subscription Date, to the extent such share of the Investor Legal Fees and Due Diligence Costs can be determined on the Subscription Date. The Company shall pay its share of the remaining Investor Legal Fees and Due Diligence Costs to the Investor not later than 10 days after receipt of notice from the Investor that such amount is due. The Company agrees to pay its own expenses incident to the performance of its obligations hereunder.

     Section 10.2. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the Bid Price or trading volume of the Common Stock on the Principal Market on any given Trading Day for the purposes of this Agreement shall be the Bloomberg L.P. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section 10.3. Brokerage. Except with respect to amounts payable to J.P. Carey by the Company and except as disclosed in Section 10.1, each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker which would impose a legal obligation to pay any fee or commission. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section 10.4. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

                  GlobalNet, Inc.
                  Suite 125-D
                  1919 South Highland Avenue
                  Lombard, IL  60148
                  Attention: Pedro Valles, Chief Financial Officer
                  Telephone: (630) 652-1300
                  Facsimile: (630) 652-1320

with a copy (which shall not constitute notice) to:

                  Greenberg Traurig LLP
                  200 Park Avenue
                  New York, NY  10166
                  Attention: Charles Axelrod, Esq.
                  Telephone: (212) 801-6837
                  Facsimile: (212) 801-6400
if to the Investor:

                  Crescent International Ltd.
                  c/o GreenLight (Switzerland) SA
                  84, av Louis-Casai
                  1216 Geneva, Cointrin
                  Switzerland
                  Attention: Mel Craw/Maxi Brezzi
                  Telephone: +41 22 791 71 69
                  Facsimile: +41 22 929 53 94

with a copy (which shall not constitute notice) to:

                  Clifford Chance Rogers & Wells LLP
                  200 Park Avenue
                  New York, NY  10166
                  Attention: Sara P. Hanks, Esq./Earl S. Zimmerman, Esq.
                  Telephone: (212) 878-8000
                  Facsimile: (212) 878-8375

Either party hereto from time to time may change its address or facsimile number for notices under this Section by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 10.5. Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other Person. Notwithstanding the foregoing, the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any Affiliate of the Investor upon the prior written consent of the Company, which consent shall not to be unreasonably withheld provided, however, that any such assignment or transfer shall relieve the Investor of its duties under this Agreement only upon performance thereof by any such assignee or transferee.

     Section 10.6. Amendment; No Waiver. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto. The failure of the either party to insist on strict compliance with this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver of any rights provided under this Agreement, nor estop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such a right or remedy in the future.

     Section 10.7. Annexes and Exhibits; Entire Agreement. All annexes and exhibits to this Agreement are incorporated herein by reference and shall constitute part of this Agreement. This Agreement, the Convertible Note, the Warrants and the Registration Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, relating to the subject matter hereof.

     Section 10.8. Survival. The provisions of Articles VI, VIII, IX and X, and of Section 7.3, shall survive the termination of this Agreement.

     Section 10.9. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 10.10. Title and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

     Section 10.11. Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

     Section 10.12. Choice of Law. This Agreement shall be construed under the laws of the State of New York.

     Section 10.13. Other Expenses. In the event that a dispute between the parties is not determined by a Board of Arbitration, the non-prevailing party in any action, suit or proceeding shall bear all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in defense or settlement of such action, suit or proceeding.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                   CRESCENT INTERNATIONAL LTD.


                                   By:
                                      -----------------------------------------
                                       Name:
                                       Title:


                                   GLOBALNET, INC.


                                   By:
                                      -----------------------------------------
                                       Name:
                                       Title:

                                  SCHEDULE 10.1
                           FEES AND TRANSACTION COSTS


The Company shall pay to the Investor the following fees and costs, which the Investor shall pay on behalf of the Company to the following payee entities:


EVENTS TRIGGERING THE       FEES / TRANSACTION      AMOUNT ON WHICH THE FEE IS           PAYEE ENTITY                AMOUNT
     PAYMENT                      COSTS                    CALCULATED
----------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum                   GreenLight (Switzerland)
Subscription Date              Subscription           Commitment Amount          S.A.                                 $60,000
                               Fee
----------------------------------------------------------------------------------------------------------------------------------
Subscription Date              Sale Fee               $2,000,000                 GreenLight (Switzerland)             $40,000
                               (Note)                                            S.A.
----------------------------------------------------------------------------------------------------------------------------------
                                                      The Investment
Subscription Date              Sale Fee               Amount of the First        GreenLight (Switzerland) S.A.        2%
                               (First Sale)           Sale
----------------------------------------------------------------------------------------------------------------------------------
                                                      Investor Legal Fees        Crescent International Ltd.          Investor
Subscription Date              Legal Fees                                                                             Legal Fees
                                                                                                                      less $10,000
----------------------------------------------------------------------------------------------------------------------------------
                                                      Due Diligence Costs
Subscription Date              Due Diligence          with a maximum             GreenLight (Switzerland) S.A.        100%
                               Costs                  amount of $ 10,000
----------------------------------------------------------------------------------------------------------------------------------
                                                      The Investment
Closing Date for a Sale        Sale Fee               Amount of the Sale         GreenLight (Switzerland) S.A.        2%
----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A
                            FORM OF CLOSING STATEMENT

                                CLOSING STATEMENT

===============================================================================================================
Closing Date........................................     [DATE], 2001 ("Closing Date")
---------------------------------------------------------------------------------------------------------------
Investor............................................     Crescent International Ltd. ("Investor")
---------------------------------------------------------------------------------------------------------------
Company.............................................     GlobalNet, Inc. ("Company")
---------------------------------------------------------------------------------------------------------------
Transaction.........................................     This closing represented the
                                                         closing of the purchased sale by
                                                         the Company to Investor of
                                                         shares of the Company's Common
                                                         Stock pursuant to Securities
                                                         Purchase Agreement dated April
                                                         9, 2001 (the "Securities
                                                         Purchase Agreement").
                                                         Capitalized terms not otherwise
                                                         defined herein shall have the
                                                         meaning assigned by the
                                                         Securities Purchase Agreement.
---------------------------------------------------------------------------------------------------------------
Maximum Commitment Amount...........................     $4,000,000
---------------------------------------------------------------------------------------------------------------
Purchase Price......................................     $[determined at applicable Closing]
---------------------------------------------------------------------------------------------------------------
Shares of Common Stock Sold.........................      __________
---------------------------------------------------------------------------------------------------------------
Closing Disbursements:

1.  Investment Amount...............................     $__________

2.  Less: Subscription Fee (Schedule 10.1)..........     $__________

3.  Less: Sale Fee (___%) (Schedule 10.1)...........     $__________

4.  Less: Escrow Amount                                  $__________

4.  Less:  Legal Fees...............................     $__________

5.  Less:  Due Diligence Costs......................     $__________

6.  Net Amount......................................     $
                                                          ==========
---------------------------------------------------------------------------------------------------------------
Actions at Closing:
---------------------------------------------------------------------------------------------------------------
1.  Securities Purchase Agreement...................     The Investor and the Company executed the
                                                         Securities Purchase Agreement.
---------------------------------------------------------------------------------------------------------------
2.  Registration Rights Agreement...................     The Investor and the Company executed the
                                                         Registration Rights Agreement.
---------------------------------------------------------------------------------------------------------------
3.  Convertible Note................................     The Company executed and delivered the
                                                         Convertible Note to the Investor.
---------------------------------------------------------------------------------------------------------------
4.  Incentive Warrant...............................     The Company executed and delivered the
                                                         Incentive Warrant to the Investor.
---------------------------------------------------------------------------------------------------------------
5.  Protective Warrant..............................     The Company executed and delivered a
                                                         Protective Warrant to the Investor.
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
6.  Instructions to Transfer Agent..................     The Company executed and delivered
                                                         irrevocable Issuance Instructions to the
                                                         Transfer Agent and the Transfer Agent
                                                         confirmed and accepted such instructions. A
                                                         copy of such instructions and acceptance has
                                                         been received by the Investor's legal
                                                         counsel.
---------------------------------------------------------------------------------------------------------------
7. Legal Opinion....................................     Greenberg Traurig LLP delivered its legal opinion.
===============================================================================================================
8. Wire Transfer....................................     Upon confirmation of above actions by
                                                         Investor's legal counsel, Investor will wire
                                                         to the Company the Net Amount indicated on
                                                         the front page hereof, and thereafter
                                                         deliver to the Transfer Agent a Wire
                                                         Transfer Notice indicating completion of
                                                         delivery by wire transfer to the Company the
                                                         Net Amount.
---------------------------------------------------------------------------------------------------------------

ACKNOWLEDGED AND AGREED:

Crescent International Ltd.                              GlobalNet, Inc.

By:                                                      By:
    --------------------------------------
===============================================================================================================

===============================================================================================================
TOTAL PURSUANT TO THE SECURITIES PURCHASE
AGREEMENT                                                                               $6,000,000.00
---------------------------------------------------------------------------------------------------------------
Sale                                                                                            ($.00)
===============================================================================================================
REMAINING BALANCE                                                                                $.00
===============================================================================================================

                                    EXHIBIT B
                            FORM OF CONVERTIBLE NOTE


                                SEE EXHIBIT 99.3

                                    EXHIBIT C
                            FORM OF INCENTIVE WARRANT


                                SEE EXHIBIT 99.4

                                    EXHIBIT D
                           FORM OF PROTECTIVE WARRANT


                                SEE EXHIBIT 99.5

                                    EXHIBIT E
                      FORM OF REGISTRATION RIGHTS AGREEMENT


                                SEE EXHIBIT 99.2

                                    EXHIBIT F
                               FORM OF SALE NOTICE


Company                                                        GlobalNet, Inc.
Sale Notice Date
Proposed Closing Date
Investment Amount                                              $___________
Purchase Price per Share                                       $______
Number of Shares to be Issued on Closing Date                  ___________

The following information as of the Sale Notice Date is provided in accordance with Section 7.2(l) of the Securities Purchase Agreement, dated April 9, 2001 between GlobalNet, Inc. and Crescent International Ltd. (the "Agreement") (Capitalized terms used shall have the respective meanings ascribed to such terms in the Agreement):

1.  Shares of Outstanding Common Stock                          ______________
2.  Shares to be issued on proposed Closing Date                ______________
3. Protective Warrant Shares to be registered with respect ______________ to the proposed Closing
4.  Shares issued pursuant to previous Sales                    ______________
5.  Incentive Warrant Shares issued                             ______________
6.  Note Conversion Shares issued
7.  Protective Warrant Shares issued pursuant to previous       ______________
Sales
8.  Total (2) through (7) above
                                                                ==============
9.  Total as a percentage of Outstanding Common Stock (1)       ___%


                  GLOBALNET, INC.
                  By:  __________________
                        Name:
                        Title:

                                    EXHIBIT G
                           TRANSFER AGENT INSTRUCTIONS

                                 GLOBALNET, INC.
                             1919 S. HIGHLAND AVENUE
                                   SUIT 125 D
                                LOMBARD, IL 60148

                                                                          [DATE]

[TRANSFER AGENT]
[ADDRESS]
Attention: ______________

Dear ________:

         Reference is made to the Securities Purchase Agreement (the "Agreement"), dated as of April 9, 2001 between Crescent International Limited (the "Investor") and GlobalNet, Inc. (the "Company"). Pursuant to the Agreement, the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor from time to time shares of Common Stock of the Company (the "Common Stock"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions (the "Irrevocable Instructions") relating to the Common Stock to be issued to the Investor (or a permitted assignee) pursuant to the Agreement. Any term used herein and not otherwise defined shall have the meaning set forth in the Agreement.


         1. MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

         a. First Sale. Upon receipt of the Closing Statement duly signed by both the Company and the Investor agreeing to the transfer of the funds due to the Company pursuant to the First Sale and specifying the number of shares of Common Stock to be issued to the Investor in respect of such funds, the Transfer Agent shall deliver to the Investor by overnight courier certificates representing Common Stock, bearing the Legend set forth on Exhibit A hereto, as promptly as practicable, but in no event later than three business days after the Closing Date relating to the First Sale.

         b. Subsequent Sales. Upon receipt of the Closing Statement duly signed by both the Company and the Investor agreeing to the transfer of the funds due to the Company pursuant to a Subsequent Sale and specifying the number of shares of Common Stock to be issued to the Investor in respect of such funds, the Transfer Agent shall deliver to the Investor by overnight courier certificates representing Common Stock, bearing the Legend set forth on Exhibit A hereto if so required pursuant to the Securities Purchase Agreement, as promptly as practicable, but in no event later than three business days after the Closing Date relating to such Subsequent Sale.

         c. Conversion. Upon confirmation by the Company of the conversion of all or part of the outstanding principal balance of the Convertible Note and the number of shares of Common Stock issuable upon conversion, the Transfer Agent shall deliver to the Investor by overnight courier certificates representing Common Stock, bearing the Legend set forth on Exhibit A hereto, as promptly as practicable, but in no event later than three business days after the Conversion Date.

         d. Address. Unless otherwise notified in writing by the Investor, the certificates delivered to the Investor pursuant to the Agreement and the preceding two paragraphs shall be delivered at the following address:

         NFSC
         200 Liberty Street, 5th Floor
         New York, NY 10281
         DTC 0226
         Agent ID 00226
         Institutional ID 72688
         Ref: Crescent International Ltd. A/C OMD 002666

         With notice to:
         Prentice Securities Inc.
         90 Broad Street
         New York, NY 10004
         Attn: Rob Jacobs
         Tel: (212) 785-7700
         Fax: (212) 943-0530

         2. ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

         a. Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock acquired or to be acquired by the Investor. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that such registration statement remains effective unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in paragraph (b) below, the Transfer Agent shall deliver to the Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

         b. At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, accompanied by a notice from the Investor, its broker, custodian or permitted assignee requesting the issuance of new certificates free of the Legend to replace those surrendered and setting forth whether a transfer is pursuant to a registration statement, Rule 144 or Rule 144(k), the Transfer Agent shall promptly deliver to the Investor certificates representing the Common Stock not bearing the Legend, in such names and denominations as requested, provided that:


         i. if pursuant to a registration statement, the Investor (or its broker, custodian or permitted assignee) shall confirm in writing to the Transfer Agent that the Investor has complied with the prospectus delivery requirements under the Securities Act;


         ii. if pursuant to Rule 144(k) the Investor (or its broker, custodian or permitted assignee) shall deliver to the Transfer Agent an opinion of counsel satisfactory to the Company, to the effect that the Investor is permitted to dispose of such Common Stock without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act as amended, and the Company shall provide the Transfer Agent with written confirmation that such opinion is satisfactory, except that Transfer Agent is under no duty or obligation to seek said written confirmation from Company or to issue said Common Stock unless and until the Company has provided the Transfer Agent with written confirmation that such opinion is satisfactory; or


         iii. if pursuant to Rule 144, the Investor (or its broker, custodian or permitted assignee) shall deliver to the Transfer Agent an opinion of counsel satisfactory to the Company, to the effect that the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act, as amended, and the Company shall provide the Transfer Agent with written confirmation that such opinion is satisfactory, except that Transfer Agent is under no duty or obligation to seek said written confirmation from Company or to issue said Common Stock unless and until the Company has provided the Transfer Agent with written confirmation that such opinion is satisfactory.



         Any advice, notice or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of (___) ___-____.

         The certificates bearing the Legend shall be surrendered and delivered to the Transfer Agent at the following address:

         [TRANSFER AGENT]
         [ADDRESS]
         Attention:____________
         Tel: (___) ___ - ____


         3. FEES OF TRANSFER AGENT; INDEMNIFICATION

         The Company agrees to pay the Transfer Agent for all fees and expenses incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, including reasonable fees and cost of counsel, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.


         4. THIRD PARTY BENEFICIARY

         The Company acknowledges and agree that the Investor is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions hereof, except that the Transfer Agent is acting in a ministerial capacity only and has no duty or obligation hereunder to any party other than the Company as said duties or obligations may accrue under Transfer Agent's agreement with Company.





                                     GLOBALNET, INC.


                                     By:____________________________________
                                     Name:
                                     Title:


AGREED:

[TRANSFER AGENT]


By:  __________________________
     Name:
     Title:

                    EXHIBIT A TO TRANSFER AGENT INSTRUCTIONS

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF APRIL 9, 2001, BETWEEN GLOBALNET, INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM GLOBALNET, INC.'S EXECUTIVE OFFICES.

                                    EXHIBIT H

              FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL





                                     [DATE]



Crescent International Ltd.
c/o GreenLight (Switzerland) SA
84, av Louis-Casai, P.O. Box 42
1216 Geneva, Cointrin
Switzerland

         Re:      Securities Purchase Agreement
                  Between Crescent International Ltd. and GlobalNet, Inc.

Ladies and Gentlemen:

         We have acted as counsel to GlobalNet, Inc., a Nevada corporation (the "Company") in connection with the Securities Purchase Agreement by and between Crescent International Ltd., a Bermuda entity (the "Investor") and the Company dated April 9, 2001 (the "Securities Purchase Agreement), which provides for the issuance and sale by the Company of up to $6,000,000 worth of securities of the Company, inclusive of (i) Common Stock of the Company (the "Commitment Shares"),
(ii) a convertible note in the principal amount of $2,000,000 (the "Convertible Note") (the shares of Common Stock issued or issuable pursuant to conversion of the Convertible Note are referred to herein as the "Note Conversion Shares"),
(iii) a warrant to purchase up to 877,026 shares of Common Stock of the Company (the "Incentive Warrant") and (iv) warrants to purchase a number of shares to be determined in accordance with the terms of such warrants (the "Protective Warrants", and together with the Incentive Warrant, the "Warrants") (the shares of Common Stock issued or issuable pursuant to exercise of the Warrants are referred to herein as the "Warrant Shares"). All terms used herein have the meanings defined for them in the Securities Purchase Agreement unless otherwise defined herein.")

         This opinion is furnished to you pursuant to Paragraph 6.11 of the Securities Purchase Agreement solely for your benefit, and the reliance and use thereof is limited as set forth in the final paragraph of this letter.

         In so acting, we have examined the Securities Purchase Agreement, the Convertible Note, the Incentive Warrant, the Protective Warrant and the Registration Rights Agreement (collectively, the "Agreements").

         We have made such legal and factual examinations and inquiry as we have deemed relevant or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and instruments and such certificates, orders or corporate documents of public officials and governmental authorities and of officers and representatives of the Company and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

         In such examination, we have assumed the genuineness of all signatures (other than those by or on behalf of the Company) on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies, the legal capacity of natural persons and the due execution and delivery of all documents (except as to the due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof. In the case of any entity other than a natural person and other than the Company, we have assumed the satisfaction by such entity of all conditions necessary to be fulfilled for the due and proper execution of such document by such entity. As to all questions of fact material to this opinion and that have not been established by us independently, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the parties contained in the Agreements. For the purpose of this opinion, we have assumed that the Investor has all requisite power and authority and has taken any and all necessary corporate action to execute and deliver the Agreements, and we are assuming that the representations and warranties made by the Investor in the Agreements are true and correct. If any of the matters as to which we have made assumptions are other than as assumed by us, then the opinions expressed herein may be other than as stated.

         As used in this opinion, the expression "to our knowledge", "of which we are aware", and any correlative and analogous phrases and expressions mean the conscious awareness of facts or other information by those attorneys in our firm actively involved in the transactions contemplated by the Agreements and do not include (i) constructive notice of any matters or information, or (ii) other than conversations with executive officers of the Company and our review of the Agreements to the extent stated above, imply that we have undertaken any independent inquiries or investigations (x) with any persons outside of our firm, (y) as to the accuracy or completeness of any factual representations, information or any other matters made or furnished in connection with the transactions contemplated by the Agreements, or (z) as to any instruments or agreements other than the Agreements. Moreover, such references mean only that nothing has come to our attention that leads us to believe that there exists any facts or circumstances contradicting the statement that follows and do not imply that we know any facts or circumstances contradicting the statement that follows and do not imply that we know the statement to be correct or to have any basis (other than the Agreements and said conversations).

         In rendering the opinions set forth in Paragraphs 1, 2 and 3 below, we have assumed, with your permission, that the substantive laws of the State of Nevada are identical in all respects to the substantive laws of the State of New York, and such opinions are based on that assumption.

         Our opinions in Paragraph 1 below as to the good standing and qualification of the Company are based solely upon certificates of public officials.

         Based on the foregoing, and subject to the qualifications, limitations and assumptions hereafter stated, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority (corporate and other) to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. Except as indicated herein, the Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the Company owns or leases property, other than those in which the failure so to qualify would not have a Material Adverse Effect. The Company, while maintaining its principal place of business in the State of Illinois, is not presently registered as a foreign corporation in the State of Illinois.

         2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements, the Convertible Note and the Warrants and to issue the Commitment Shares, the Convertible Note, the Note Conversion Shares, the Warrants and the Warrant Shares. The execution and delivery of the Agreements, and the execution, issuance and delivery of the Convertible Note and the Warrants, by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Agreements has been duly executed and delivered, and the Convertible Note and the Warrants have been, and upon issuance will be, duly executed, issued and delivered, by the Company and each of the Agreements and the Warrants constitutes, and upon issuance will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         3. The execution, delivery and performance of the Agreements, the Convertible Note and the Warrants by the Company and the consummation by the Company of the transactions contemplated thereby, including without limitation the issuance of the Commitment Shares, the Convertible Note, the Note Conversion Shares, the Warrant and the Warrant Shares, do not and will not (i) result in a violation of the Company's Certificate or By-Laws; (ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect; or (iii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not in violation of any terms of its Certificate or Bylaws. In connection with the Company's listing on the SmallCap Market of The Nasdaq Stock Market, the Company became a party to a Listing Agreement with NASDAQ and became subject to the rules and regulations of The Nasdaq Stock Market with respect to the listing of additional shares which it may issue in the future. We are advised that the Company has filed an Additional Listing Application with The Nasdaq Stock Market relating to the listing of the Commitment Shares, Conversion Shares and the Warrant Shares. We express no opinion as to whether the issuance by the Company of the Commitment Shares, Conversion Shares, Warrants and Warrant Shares in advance of receiving NASDAQ approval may be deemed by NASDAQ to be a breach or violation by the Company of its Listing Agreement. We have examined the Additional Listing Application submitted by the Company, and such Application appears on its face to be complete as to form, subject to the necessity of the Company to file executed copies of the Agreements with The Nasdaq Stock Market.

         4. The issuance of the Commitment Shares, the Convertible Note and the Warrants in accordance with the Stock Purchase Agreement, the issuance of the Note Conversion Shares in accordance with the Convertible Note, and the issuance of the Warrant Shares in accordance with the Warrants, will be exempt from registration under the Securities Act of 1933. When so issued, the Commitment Shares, the Note Conversion Shares and the Warrant Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Certificate or Bylaws or, to our knowledge, in any agreement to which the Company is party.

         5. To our knowledge, except as disclosed in the SEC Documents or in any schedule to the Agreements or the Notes to the Financial Statements of the Company, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such, nor has the Company received any written threat of any such claims, actions, suits, proceedings, or investigations which are required to be and have not been disclosed in the SEC Documents.

         6. To our knowledge, and solely based upon certificates from officers of the Company, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except as described in the SEC Documents.

         The opinions expressed herein (other than the opinion set forth in Paragraph 1 above) are limited to the laws of the State of new York and the Federal Laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

         In connection with the opinions expressed as to the enforceability of the Agreements, such enforceability may be limited by bankruptcy and insolvency, reorganization, moratorium or similar laws of judicial decisions now or hereafter in effect, affecting the rights and remedies of creditors generally; laws relating to conservatorship (in the case of an individual), and may be limited to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (whether considered in a proceeding of equity or at law). We express no opinion as to the availability of specific performance, injunctive relief, reformation or other equitable remedies with respect to the enforceability of any of the provisions contained in the Agreements. Our opinions are further subject , as to enforceability, to the qualification that rights of indemnification referred to or provided for in the Agreements may be limited by federal of state securities laws or pubic policy underlying such law.

         The opinions expressed herein are written as of and relate solely to the date hereof and are rendered exclusively for your benefit in connection with the transactions described herein. The opinions expressed herein may not be used or relied upon by any other person or entity, nor may this opinion letter or any copies or excerpts thereof be furnished to a third party, filed with a public or governmental authority, quoted, cited or otherwise referred to without our prior written consent.

         In the event that we are requested to deliver a further legal opinion pursuant to Section 7.2(g) of the Securities Purchase Agreement, the following language is acceptable to us, provided, however, that our indication of the acceptability of the sum of such opinion language is not to be deemed or construed as our agreement or obligation to deliver such opinion in the future; our ability to do so being independent of the prevailing facts and circumstances existing at the time such opinion is delivered.

         [Nothing has come to our attention that has caused us to believe that the Registration Statement and the Prospectus at the time the Registration Statement became effective and as of the date of the filing with the Commission of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q incorporated by reference into such Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; however, we express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data derived therefrom included in the Registration Statement or the Prospectus.] [For Opinion Pursuant To Section 7.2(g).]


                                            Very truly yours,

                                            Greenberg Traurig, LLP

                                    EXHIBIT I
                             COMPLIANCE CERTIFICATE


         The undersigned, __________, hereby certifies, with respect to shares of common stock of GlobalNet, Inc. (the "Company") issuable in connection with the Sale Notice, dated _____________ (the "Notice"), delivered pursuant to
Article II of the Securities Purchase Agreement, dated April 9, 2001, by and between the Company and Crescent International Ltd. (the "Agreement"), as follows:

         1. The undersigned is the duly elected [Office] of the Company.

         2. The representations and warranties of the Company set forth in
Article IV of the Agreement are true and correct as though made on and as of the date hereof.

         3. The Company has performed all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in Article VII of the Agreement.

         The undersigned has executed this Certificate this ____ day of __________, ____.

                                      By:
                                          __________________________________
                                          Name:
                                          Title: